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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):     October 27, 1999
                                                         ----------------



                             RENAL CARE GROUP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)




        Delaware                    0-27640                  62-1622383
      --------------               ----------             -----------------
     (State or other              (Commission            (IRS Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)




          2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
          -----------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                 (615) 345-5500
               --------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On October 27, 1999, Renal Care Group, Inc. (the "Company") issued a press release relating to the appointment of R. Dirk Allison as the Company's Executive Vice President and Chief Financial Officer. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On November 1, 1999, the Company issued a press release relating to the Company's financial results for the quarter ended September 30, 1999. Such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)  None.

         (b)  None.

         (c)  Exhibits.

              99.1 Press Release, issued October 27, 1999, regarding the appointment of R. Dirk Allison as Executive Vice President and Chief Financial Officer.

              99.2 Press Release, issued November 1, 1999, announcing financial results for the quarter ended September 30, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RENAL CARE GROUP, INC.



                                         By:      /s/ Sam A. Brooks
                                               ----------------------------
                                         Name:         Sam A. Brooks
                                               ----------------------------
                                         Title:         President
                                               ----------------------------

Date:  November 2, 1999




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                             RENAL CARE GROUP, INC.

                                  EXHIBIT INDEX


Number and
Description of Exhibit
----------------------

99.1 Press Release, issued October 27, 1999, regarding the appointment of R. Dirk Allison as Executive Vice President and Chief Financial Officer.

99.2 Press Release, issued November 1, 1999, announcing financial results for the quarter ended September 30, 1999.